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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) June 2, 2000
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                               KOMAG, INCORPORATED
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               (Exact name of registrant as specified in charter)



           Delaware                0-16852               94-2914864
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(State or other jurisdiction     (Commission          (IRS Employer
    of incorporation)            File Number)       Identification No.)


1710 Automation Parkway, San Jose, California              95131
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   (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code     408-576-2000
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                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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        1. ITEM 5. OTHER EVENTS

          On June 2, 2000 Komag, Incorporated ("Komag") entered into a Securities Purchase Agreement and a Registration Rights Agreement with certain buyers, and executed convertible Notes in the name of such buyers. A copy of the Securities Purchase Agreement, Registration Rights Agreement and Notes are included herein as Exhibits 4.1, 4.2 and 4.3, respectively.



        2. ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



        (c) EXHIBITS

             4.1 Securities Purchase Agreement by and among Komag and certain buyers listed therein, dated June 1, 2000.

             4.2 Registration Rights Agreement by and among Komag and certain buyers listed therein, dated June 1, 2000.

             4.3 Form of Convertible Note issued by Komag to buyer named therein dated June 2, 2000.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            KOMAG, INCORPORATED


Date: June 2, 2000                          /s/ EDWARD H. SIEGLER
                                            ------------------------------------
                                            Name:  Edward H. Siegler
                                            Title: Chief Financial Officer



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                                  EXHIBIT INDEX



4.1 Securities Purchase Agreement by and among Komag and certain buyers listed therein, dated June 1, 2000.

4.2 Registration Rights Agreement by and among Komag and certain buyers listed therein, dated June 1, 2000.

4.3 Form of Convertible Note issued by Komag to buyer named therein, dated June 2, 2000.




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